UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 30, 2026
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 5, 2026, California Resources Corporation (the “Company”) issued a press release announcing its financial condition and results of operations for the three months ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K, and is incorporated herein by reference.
The information contained in this Item 2.02 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on April 30, 2026.

(b)	The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Exchange Act, and the final number of votes cast for, against or withheld, abstentions and broker non-votes for each matter are set forth below:

	1.	The nine director nominees named in the Company’s proxy statement were elected with the following votes:

		Nominee	For	Withheld	Broker Non-Votes
		Andrew Bremner	80,957,744	478,389	2,978,368
		Tiffany (TJ) Thom Cepak	81,114,915	321,218	2,978,368
		James N. Chapman	80,761,492	674,641	2,978,368
		James R. Jackson	81,279,400	156,733	2,978,368
		Christian S. Kendall	78,671,214	2,764,919	2,978,368
		Francisco J. Leon	81,280,018	156,115	2,978,368
		Mark A. (Mac) McFarland	81,280,348	155,785	2,978,368
		William B. Roby	80,358,733	1,077,400	2,978,368
		Alejandra (Ale) Veltmann	80,392,617	1,043,516	2,978,368

	2.	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved. The proposal received 84,090,991 votes for; 196,747 votes against; and 126,763 abstentions.

	3.	The advisory vote to approve named executive officer compensation was approved. The proposal received 68,885,474 votes for; 12,331,300 votes against; 219,359 abstentions; and 2,978,368 broker non-votes.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated May 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: May 5, 2026